Exhibit 99.1

Behringer Harvard REIT I, Inc. Quarterly Update and Estimated Share Valuation

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; the availability of cash flow from operating activities for distributions and capital expenditures; a decrease in the level of participation under our distribution reinvestment plan; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; changes in the level of financial assistance or support provided by our sponsor or its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2009, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission.

Agenda First Quarter 2010 Macro market overview REIT results Capital preservation plan Distribution rate Asset management fees Asset sales Capital allocation analysis Revised estimated valuation Estimated valuation methodology New estimated per share valuation 222 S. Riverside Plaza Chicago, IL Bank of America Plaza Charlotte, NC Three Eldridge Place Houston, TX

Market Overview Mixed economic signals GDP: 3Q ’09: +2.2%; 4Q ’09: +5.9%; 1Q ’10: +3.2% Unemployment rate: 9.9%; 8.4M jobs lost since Dec ’07 BUT +290,000 – April ’10 (60,000 census) HOWEVER 4.7M jobs lost in 2009 alone Home prices back at summer 2003 levels (Case-Shiller) -30% from 2006 peak The Consumer April consumer confidence: 57.9 – up from March 52.3 Commercial real estate National vacancy +30bp from Q4 as reported by CBRE PPR 54 markets recorded Q1 vacancy rate of 19.6% Vacancy rates have climbed for ten consecutive quarters Tenant market - still Sources: Property & Portfolio Research, Inc. and CBRE Econometrics Advisors

Temporary Hires Source: Bureau of Labor Statistics, Haver Analytics

Change in Office-Using Jobs Sources: Bureau of Labor Statistics; Moody’s Economy.com Thousands of Jobs (700) (600) (500) (400) (300) (200) (100) 0 100 200 2008 Q1 2008 Q2 2008 Q3 2008 Q4 2009 Q1 2009 Q2 2009 Q3 2009 Q4 2010 Q1

Good News Ahead? Office employment Source: UBS Global Asset Management, Global Real Estate Research based on data obtained from Moody’s Economy.com as of December 2009

Office Construction Underway

More Good News: Vacancies Will Eventually Tighten Source: Property & Portfolio Research, Inc. Vacancy Change (in basis points) 2008 2009 Cumulative 2010-13 (600) (400) (200) 0 200 400 600 Apartment Office Retail Warehouse

Office Occupancy Rates—2007 87% Leased 91% Leased National Average Behringer Harvard REIT I Average Unemployment Rate: 4.6% 7.08 million people

Office Occupancy Rates—First Quarter 2010 82% Leased 86% Leased National Average Behringer Harvard REIT I Average Unemployment Rate: 9.9% 15.3 million people

Major Market Occupancy As of March 31, 2010 5% 96% 91% 5.5% Charlotte CBD 71.7% TOTAL 6% 87% 81% 3.0% Baltimore CBD (3%) 76% 79% 3.0% Atlanta Suburbs (7%) 75% 82% 3.2% Minneapolis/St. Paul Metro 22% 95% 73% 3.5% Austin Suburbs 4% 92% 88% 4.0% Washington D.C. CBD 3% 81% 78% 4.4% Dallas/Ft. Worth Metro 5% 90% 85% 11.0% Philadelphia CBD 2% 86% 84% 13.4% Houston Metro 3% 88% 85% 20.7% Chicago CBD 4% 86% 82% National Average BH Outperformance BH Market Occupancy NOI%

First Quarter Market Statistics Major BH Markets 0.0% (12k) Baltimore CBD 0.0% (47k) Atlanta Suburbs 2.0% 871k Washington D.C. CBD 0.0% (24k) Minneapolis/St. Paul Metro 0.0% (520k) Dallas/Ft. Worth Metro 0.0% (109k) Austin Suburbs 5.0% (98k) Charlotte CBD 0.0% (113k) Philadelphia CBD 1.1% (428k) Houston Metro 0.0% (705k) Chicago CBD Under Construction Percentage of Total 1Q Absorption Major Markets

Modified Funds from Operations MFFO for the first quarter 2010 was $0.13 per share, compared with MFFO of $0.09 reported in the fourth quarter 2009 MFFO included $15.9 million of gains on the extinguishment of debt related to 1650 Arch and Key Bank Center. Excluding this gain, MFFO for the first quarter was $0.07 per share.

 First Quarter 2010 versus First Quarter 2009 Same store cash NOI for the first quarter 2010 was down $6.1 million, or 8.8% from the first quarter 2009 Same store occupancy declined approximately three percentage points from March 31, 2009, to March 31, 2010 The decrease in cash NOI was primarily attributable to the lower portfolio occupancy and the increase in bad debt expense, partially offset by rental rate growth from in-place leases and a decrease in property operating expenses and real estate tax expenses Same Store Results

First Quarter 2010 versus Fourth Quarter 2009 Same store cash NOI for the first quarter 2010 decreased $2.0 million, or 3.0% from the fourth quarter 2009 The decrease when comparing the first quarter 2010 to the fourth quarter of 2009 was primarily attributable to lower operating cost reimbursements from tenants, higher real estate taxes in the first quarter, partially offset by lower property operating expenses Same Store Results

First Quarter 2010 – Leasing Activity Portfolio occupancy remained flat at 86% 1.2 million square feet of leases expired 1.1 million square feet of executed leases Average new net rent was 4% lower than expiring rent 68% of square footage renewed 66% of tenants renewed

Leasing Cost Analysis Renewals $11.4 million, or $13.48 per square foot in tenant improvement and commission costs 4.9 year average term Expansions $1.4 million, or $21.22 per square foot in tenant improvement and commission costs 4.1 year average term New leases $3.7 million, or $19.76 per square foot in tenant improvement and commission costs 5.3 year average term

May leasing pipeline shows good activity Signed letters of intent – 1,042,000 square feet (above average probability) Negotiating letters of intent – 806,000 square feet (average probability) Proposals out – 3,350,000 square feet (low probability) Lease expiration schedule is light for next four quarters Q2 ’10 – 620,000 square feet (2.5%) Q3 ’10 – 544,000 square feet (2.2%) Q4 ’10 – 611,000 square feet (2.5%) Q1 ’11 – 585,000 square feet (2.3%) Total – 2,360,000 square feet (9.5%) Occupancy is projected to increase by year end Future Leasing

Lease Expirations Percentage of Total Square Feet As of March 31, 2010 (Apr–Dec) 7.1% 11.2% 9.1% 10.4% 9.3% 0% 2% 4% 6% 8% 10% 12% 2010 2011 2012 2013 2014

Capital Preservation Plan Cash conservation distribution reduction to 1% redemption program budget reduce asset management fees sell select non-strategic assets real estate tax protests re-bid vendor contracts structure leases to conserve capital renegotiation of service fees Address debt maturities Capital allocation analysis City Center, St. Petersburg, FL

Asset Expenses Fixed and variable expenses Repair and maintenance Property taxes Tenant improvements Insurance Debt service Utilities Discretionary expenses

Debt Maturities $59 $542 $49 $73 $790 $1,105 $134 $150* $0 $200 $400 $600 $800 $1,000 $1,200 2010 2011* 2012 2013 2014 2015 2016 2017 $692 (in millions) As of March 31, 2010 *Assumes one-year extension of our credit facility

Reasons for Revised Estimated Valuation Required by our Estimated Valuation Policy by June 2010 Industry practice and prospectus requirements to list “par value” of $10 per share on account until three years after last public offering or earlier liquidity event FINRA 09-09 issued in February 2009 created fundamental change New estimated value (rather than par value) required on the statement within 18 months after last public offering 1650 Arch Street, Philadelphia, PA

Estimated Valuation Methodology and New Estimated Per Share Valuation Estimated the value of real estate investments using a 10-year discounted cash flow analysis Utilized internally prepared long-term cash flows, terminal capitalization rates and discount rates Estimated the value of the company’s debt obligations by using a discounted cash flow analysis utilizing interest rates for notes with similar terms and remaining maturities that management believes could have been obtained in the market as of the date of the estimated valuation Advisor’s estimated valuation was supported by an independent valuation performed by a third party investment banker engaged by the Advisor Result is estimated valuation of $4.25 per share Will be reflected on second quarter 2010 shareholder statements Particular snapshot in time; will update at least every 18 months

Statement Update *Example of shareholder who invested in May 2006 and is receiving cash distributions. QUARTERLY STATEMENT July 1, 2010 - September 30, 2010 Non-Retirement Account Activity Account # JOHN DOE* 2CurrentDistributionRate:1.00°/oPerAnnum Transaction Transaction Share/Units This Total Shares/Units Date Transaction Description Amount Transaction Owned Beginning Amount on 04/01/20101 $25,000.00 2,500.000 04/30/2010 DISTRIBUTION - ACH $67.75 0.000 2,500.000 05/31/2010 DISTRIBUTION -ACH $20.75 0.000 2,500.000 06/30/2010 DISTRIBUTION - ACH $20.75 0.000 2,500.000 Ending Amount on 6/30/20101 $10,625.00 2,500.00 Year-to-Date Distributions: $312.50 Inception-to-Date Distributions:3 $5,819.34 1See each applicable program’s policy for estimation of value and related explanations and qualifications contained in filings made with the Securities and Exchange Commission (or contained in communications to investors for programs that do not file with the Securities and Exchange Commission.) 2Based on $10.00 per share last public offering price less all capital distributions previously paid. 3See your annual form 1099 for the tax characteristics of your distribution

MIT/Moody’s CPPI: All Properties–National Index

MIT/Moody’s CPPI: National–Office Properties Index

Chain of Events-MSCI US REIT Index (RMZ) MSCI US REIT Index (RMZ) 1115.24 287.87 725.05

Comparing residential to CRE price declines Source: Case-Shiller, Moody’s/CPPI During the rally, CRE followed residential with about a 15-month lag. Not so on the decline. Constrained credit and uncertain expectations led to significant bid/offer “gap” and caused CRE transaction volume to freeze.

Behringer Harvard REIT I, Inc.



250 West Pratt
Baltimore, MD
Resurgens Plaza
Atlanta, GA
Ashford Perimeter
Atlanta, GA
500 East Pratt Street
Baltimore, MD
St. Louis Place
St. Louis, MO
One Oxmoor Place
Louisville, KY
One BriarLake Plaza
Houston, TX
Energy Centre
New Orleans, LA
The Wanamaker Building
Philadelphia, PA
One Financial Place
Chicago, IL
Westway One
Houston, TX
Bank of America Plaza
Charlotte, NC
One & Two Eldridge Place
Houston, TX
United Plaza
Philadelphia, PA
Three Parkway
Philadelphia, PA

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